Supplement dated March 25, 2022
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	Prospectus Dated 9/1/2021 SAI Dated 3/1/2022
Dennis Bein, CFA, has announced his intention to step down as a portfolio manager of the Fund as of June 1, 2022 and retire from Allspring Global Investments, LLC at the end of September 2022.  As of June 1, 2022, all references to Dennis Bein in the Fund’s Prospectus, Summary Prospectus and SAI will be removed.
Shareholders should retain this Supplement for future reference.
SUP284_04_009_(03/22)